UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             June 29, 2012 (June 29, 2012)

TORCHMARK CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

3700 South Stonebridge Drive, McKinney, Texas 75070

(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 569-4000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01             Other Events.

Description of Capital Stock

Exhibit 99.1, which is incorporated by reference herein, is being filed for the purpose of providing, in one location, an updated description of the capital stock of Torchmark Corporation (“Torchmark”). In accordance with the interpretations of the staff of the Division of Corporation Finance (the “Division”) of the Securities and Exchange Commission (the “SEC”) set forth in Questions 123.07 and 126.23 of the Division’s Securities Act Forms Compliance and Disclosure Interpretations, the description of Torchmark’s capital stock set forth in Exhibit 99.1 will be available for incorporation by reference into certain of Torchmark’s filings with the SEC under the Securities Act of 1933 and the Securities Exchange Act of 1934, including registration statements.

Item 9.01             Financial Statement and Exhibits.

(d)	Exhibits.

                99.1         Description of Capital Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCHMARK CORPORATION
Date: June 29, 2012	/s/ Carol A. McCoy
Carol A. McCoy,
Vice President, Associate Counsel and
Secretary

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